UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2013

Verint Systems Inc.
(Exact name of registrant as specified in its charter)

001-34807
(Commission File Number)

Delaware	11-3200514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

330 South Service Road, Melville, New York	11747
(Address of principal executive offices)	(Zip code)
(631) 962-9600
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") is an amendment to the Current Report on Form 8-K of Verint Systems Inc., dated March 27, 2013 (the "Form 8-K"). The sole purpose of this Form 8-K/A is to correct an inadvertent clerical error in the press release attached as Exhibit 99.1 to the Form 8-K in which results for the year ended January 31, 2013 were incorrectly labeled as being for the nine months ended January 31, 2013 in two locations.  Apart from this correction, no changes have been made to the information set forth in the Form 8-K or the press release attached as Exhibit 99.1 thereto.

Item 2.02 Results of Operations and Financial Condition.

On March 27, 2013, Verint Systems Inc. issued a press release providing selected financial information for the fourth quarter and full year ended January 31, 2013 and outlook for the year ending January 31, 2014. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into Items 2.02 and 7.01 in its entirety.

Item 7.01 Regulation FD Disclosure.

The information referred to in “Item 2.02 Results of Operations and Financial Condition” above is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated March 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verint Systems Inc.

Date:	March 28, 2013

		By:	/s/ Douglas E. Robinson
			Name:	Douglas E. Robinson
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated March 27, 2013